SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)



Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)



301 Winding Road, Old Bethpage, New York   11804
(Address of Principal Executive Offices) (Zip Code)



                       (212) 750-0373
(Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)



[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 8: OTHER EVENTS


Item 8.01

On September 13, 2013, Power REIT filed a motion for summary judgment with the Federal District Court of Western
Pennsylvania seeking the court's dismissal of all of plaintiff's claims against Power REIT.

On September 26, 2013, Power REIT posted on its website the key court filings by both sides in the litigation as well as a presentation providing an overview of the litigation and the current status. These documents are available at http://www.pwreit.com under Investor Relations > Shareholder
Presentations.

There can be no assurance as to the eventual outcome of the litigation or its net effect on Power REIT and its subsidiaries.
Investors are encouraged to read the risk factors disclosed in the Company's Annual Report filed on Form 10-K and other filings with the Securities and Exchange Commission.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	September 26, 2013


POWER REIT


By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman